Exhibit 10.33

AMENDMENT NO. 12 TO THIRD AMENDED AND RESTATED
CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of September 13, 2007

AMENDMENT NO. 12 TO THIRD AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, the Bank Parties listed on the signature pages hereto, CITICORP USA, INC., as administrative agent (the “Agent”) and CITIBANK, N.A., as Collateral Agent, for the Bank Parties (the “Collateral Agent”).

PRELIMINARY STATEMENTS

(1)                                  WHEREAS, the Borrower is party to a Third Amended and Restated Credit and Reimbursement Agreement dated as of March 17, 2004 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors, the Bank Parties, CITIGROUP GLOBAL MARKETS, INC., as Lead Arranger and Book Runner, BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Runner and as Co-Syndication Agent (for the Initial Term Loan Facility), DEUTSCHE BANK SECURITIES INC., as Lead Arranger and Book Runner (for the Initial Term Loan Facility), UNION BANK OF CALIFORNIA, N.A., as Co-Syndication Agent (for the Initial Term Loan Facility) and as Lead Arranger and Book Runner and as Syndication Agent (for the Revolving Credit Facility), LEHMAN COMMERCIAL PAPER INC., as Co-Documentation Agent (for the Initial Term Loan Facility), UBS SECURITIES LLC, as Co-Documentation Agent (for the Initial Term Loan Facility), SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agent (for the Revolving Credit Facility), CREDIT LYONNAISE NEW YORK BRANCH, as Co-Documentation Agent (for the Revolving Credit Facility), the Agent and the Collateral Agent; and

(2)                                  WHEREAS, the Borrower and the Required Banks have agreed, subject to the terms and conditions hereinafter set forth, to amend certain provisions of the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                                Amendment. As of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)                                  Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical position:

“AES Sonel” means AES-SONEL S.A., a société anonyme organised and existing under the laws of Cameroon.

“Cameroon Business” means any AES Business located in the Republic of Cameroon, including, without limitation, AES Sonel.

(b)                                 Section 1.01 of the Credit Agreement is hereby further amended by inserting at the end of the definition of “Equity Interest” set forth therein, immediately before the period, the following phrase:  “or any debt security that constitutes Debt and is convertible into, or exchangeable for, Equity Interests”.

(c)                                  Section 5.07(b)(ii) of the Credit Agreement is hereby amended by (i) replacing the word “or” immediately before clause (2) in the parenthetical contained in clause (y) of such Section 5.07(b)(ii) with a comma and (ii) inserting at the end of such clause (2) immediately before the closing parenthesis the following: “and (3) in the case of any Cameroon Business or any Subsidiary of the Borrower (other than any Subsidiary Guarantor) that has a direct or indirect interest in any Cameroon Business, Debt of any other Cameroon Business or any Subsidiary of the Borrower (other than any Subsidiary Guarantor) that has a direct or indirect interest in any Cameroon Business”.

(d)                                 Section 5.10(o) of the Credit Agreement is hereby amended by inserting at the end of such Section, immediately before the semi-colon, the following: “and, in the case of any Cameroon Business, the assets and revenues of any other Cameroon Business and the Capital Stock (other than Capital Stock that has been pledged to the Secured Holders pursuant to the Collateral Documents) or other assets (including contract rights) of Subsidiaries of the Borrower (other than Subsidiary Guarantors) having a direct or indirect interest in any Cameroon Business”.

(e)                                  Section 5.16(b) of the Credit Agreement is hereby amended by (i) inserting, in the last paragraph of such Section, immediately after the phrase “Notwithstanding anything to the contrary in this Section 5.16(b),” the figure “(A)” and (ii) inserting at the end of such paragraph, immediately before the period, the following: “and (B) any Cameroon Business may make an Investment in any other Cameroon Business”.

SECTION 2.                                Conditions to Effectiveness. This Amendment shall become effective when, and only when, and as of the date (the “Effective Date”) on which (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors and the Required Banks or, as to any of the Required Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment, (b) the Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof), (c) the Agent shall have received a favorable opinion of the Counsel of the Borrower regarding the due authorization, execution and delivery of this Amendment and other matters reasonably requested by the Agent and (d) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Effective Date as though

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made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing.

This Amendment is subject to the provisions of Section 10.05 of the Credit Agreement.

SECTION 3.                                Representations and Warranties. The Borrower represents and warrants as follows:

(a)                                  The representations and warranties contained in each of the Financing Documents, after giving effect to this Amendment, are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)                                 After giving effect to this Amendment, no Default has occurred and is continuing on the date hereof.

SECTION 4.                                Reference to and Effect on the Financing Documents. (a)  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)                                 The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Amendment.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 5.                                Affirmation of Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor contained in Article IX of the Credit Agreement or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment. Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary

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Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 6.                                GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                                WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 8.                                Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 9.                                Costs and Expenses. The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:	/s/ Willard C. Hoagland III
	Title:	Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

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SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC.,

as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland III
	Title:	Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

AES NEW YORK FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland III
	Title:	Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

AES OKLAHOMA HOLDINGS, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland III
	Title:	Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

AES WARRIOR RUN FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland III
	Title:	Vice President and Treasurer
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

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AGENTS:

CITICORP USA, INC.,
as Agent

By:	/s/ Nietzsche Rodricks
	Title:	Vice President
	Address:	388 Greenwich Street, 21st Floor
New York, NY 10013
	Fax:	(212) 816-8098
	Attention:	Nietzsche Rodricks
	Email:	oploanswebadmin@citigroup.com

CITIBANK N.A.,
as Collateral Agent

By:	/s/ Nietzsche Rodricks
	Title:	Vice President
	Address:	388 Greenwich Street, 21st Floor
New York, NY 10013
	Fax:	(212) 816-8098
	Attention:	Nietzsche Rodricks

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CITICORP USA, INC.,
as Lender

By:	/s/ Nietzsche Rodricks
	Name:	Nietzsche Rodricks
	Title:	Vice President

SOCIETE GENERALE

as Lender

By:	/s/ Yao Wang
	Name:	Yao Wang
	Title:	Vice President

LCM I LIMITED PARTNERSHIP

By:	Lyon Capital Management LCC,
As Collateral Manager
as Lender

By:	/s/ Farboud Tavangar
Name: Farboud Tavangar
Title: Senior Portfolio Manager

LCM II LIMITED PARTNERSHIP

By:	Lyon Capital Management LCC,
As Collateral Manager
as Lender

By:	/s/ Farboud Tavangar
Name: Farboud Tavangar
Title: Senior Portfolio Manager

LCM III, LTD.

By:	Lyon Capital Management LCC,
As Collateral Manager
as Lender

By:	/s/ Farboud Tavangar
Name: Farboud Tavangar
Title: Senior Portfolio Manager

LCM IV, LTD.

By:	Lyon Capital Management LCC,
As Collateral Manager
as Lender

By:	/s/ Farboud Tavangar
Name: Farboud Tavangar
Title: Senior Portfolio Manager

LCM V, LTD.

By:	Lyon Capital Management LCC,
As Collateral Manager
as Lender

By:	/s/ Farboud Tavangar
Name: Farboud Tavangar
Title: Senior Portfolio Manager

LCM VI, LTD.

By:	Lyon Capital Management LCC,
As Collateral Manager
as Lender

By:	/s/ Farboud Tavangar
Name: Farboud Tavangar
Title: Senior Portfolio Manager

LCM VII, LTD.

By:	Lyon Capital Management LCC,
As Collateral Manager
as Lender

By:	/s/ Farboud Tavangar
Name: Farboud Tavangar
Title: Senior Portfolio Manager

LEHMAN COMMERCIAL PAPER INC.

as Lender

By:	/s/ Randall Braunfeld
	Name:	Randall Braunfeld
	Title:	Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS

as Lender

By:	/s/ Robert Schatzman
	Name:	Robert Schatzman
	Title:	Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Lender

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Paul O’Leary
Name: Paul O’Leary
Title: Vice President

BALLANTYNE FUNDING LLC

as Lender

By:	/s/ Michael Roof
	Name:	Michael Roof
	Title:	Vice President

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

as Lender

By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Director

CREDIT SUISSE, CAYMAN ISLAND BRANCH

as Lender

By:	/s/ Brian Caldwell
	Name:	Brian Caldwell
	Title:	Director

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Associate

MORGAN STANLEY BANK

as Lender

By:	/s/ Stephen B. King
	Name:	Stephen B. King
	Title:	Authorized Signatory

UNION BANK OF CALIFORNIA, N.A.

as Lender

By:	/s/ Susan K. Johnson
	Name:	Susan K. Johnson
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

as Lender

By:	/s/ Ivan W. Chan
	Name:	Ivan W. Chan
	Title:	Vice President

BNP PARIBAS

as Lender

By:	/s/ Francis J. Delaney
	Name:	Francis J. Delaney
	Title:	Managing Director

By:	/s/ Ralph Scholtz
	Name:	Ralph Scholtz
	Title:	Managing Director

BARCLAYS BANK PLC

as Lender

By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director

UBS AG, STAMFORD BRANCH

as Lender

By:	/s/ Douglas Garvolino
Name: Douglas Garvolino
Title: Director of Banking Products

By:	/s/ Toba Lumbantobing
Name: Toba Lumbantobing
Title: Associate Director Banking Products

BANK OF AMERICA, N.A.

as Lender

By:	/s/ Patrick Martin
	Name:	Patrick Martin
	Title:	Vice President